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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 17, 1997 listed in the index to financial schedules on page F-1 in Amendment No. 1 to the Registration Statement (Form S-11 No. 333-29475) for the Registration of 7,500,000 shares of beneficial interest.


                                                          /s/ ERNST & YOUNG LLP

Houston, Texas
December 22, 1997